Exhibit 99.1

Utz Brands, Inc. and Intersnack Group GmbH & Co. KG Announce Agreement to Take Utz

Private and Partnership with Founding Family

Intersnack Group to Acquire All Utz Class A Common Stock for $14.25 Per Share in Cash;

A Premium of Approximately 91% to the July 20, 2026 Closing Price, Providing Compelling, Immediate and Certain Value

The Rice and Lissette Family Entities to Continue Significant Ownership Stake in Utz;

Utz to be Owned 50% by the Rice and Lissette Family and 50% by Intersnack Group Following Transaction Close

Transaction Expands Intersnack Group’s Exposure to Attractive U.S. Snack Market

and Provides Utz with Access to Intersnack’s Expansive Resources and Innovation to Drive Further Growth

Utz to Maintain Ongoing Commitment to Hanover Community

Hanover, PA and Düsseldorf, Germany – July 21, 2026 – Utz Brands, Inc. (NYSE: UTZ) (“Utz” or the “Company”), a leading U.S. manufacturer of branded salty snacks, and Intersnack Group GmbH & Co. KG (“Intersnack Group” or “Intersnack”), a leading, multinational savory snack manufacturer, today announced that the companies have entered into a definitive agreement pursuant to which Intersnack Group will acquire all outstanding shares of Class A Common Stock of the Company for $14.25 per share in cash. The price represents a premium of approximately 91% over the July 20, 2026 closing price and an enterprise value of approximately $2.9 billion. Upon closing the transaction, Utz will become a private company with the Rice and Lissette Family Entities (the “Rice and Lissette Family”) and Intersnack Group each owning 50% of Utz.

Intersnack Group is a family-founded, privately-owned, multinational snack company. Starting as a German potato chip producer in 1968, Intersnack Group has grown to become a leading snack manufacturer in Europe and Oceania. Intersnack Group has built an extensive product portfolio across a multitude of snack categories, both organically and through acquisitions and key partnerships, by combining the benefits of international experience and local expertise.

“I have spent significant time with the Intersnack team and have been impressed by Intersnack’s deep understanding of the snacking landscape, experience growing distinctive and long-standing brands, and strength in innovation,” said Howard Friedman, Chief Executive Officer of Utz. “Intersnack shares our vision for Utz, and their marketing, manufacturing, and technology capabilities will be invaluable as we continue to invest in our brands and accelerate our strategy.”

“For more than 100 years, Utz has made snacks that are enjoyed by consumers across the U.S.,” said Dylan Lissette, Chairperson of the Utz Board of Directors. “We are excited to partner with the accomplished Intersnack team. We believe that Intersnack is a like-minded partner with similar family heritage and a deep appreciation of the power of beloved brands. They understand the importance of investing for the long term and the value of staying close to consumers and communities. We look forward to benefitting from Intersnack’s experience and broad resources as we drive our next century of success for the benefit of our customers, our associates, our suppliers and the communities we serve.”

“Our partnership with the Rice and Lissette Family, and commitment to Utz, represents a compelling opportunity for Intersnack to expand our exposure into the large and attractive U.S. snacking market, where we do not currently have a presence,” said Johan van Winkel, Executive Chairman of Intersnack Group. “We have long admired Utz’s brands, its heritage and the strength of its team. Together with the Rice and Lissette Family and Utz’s management and associates, we see a tremendous opportunity to partner and build on Utz’s strong foundation and help shape the future of snacking in North America. The combination of Intersnack’s and Utz’s extensive experience makes us confident that this partnership will deliver meaningful benefits to all of our stakeholders.”

A special committee of Utz independent and disinterested directors (the “Special Committee”) was formed in response to interest expressed by Intersnack Group to acquire a significant portion of the Company through a going private transaction. The Special Committee and its independent financial and legal advisors evaluated the transaction and other potential alternatives that Utz could explore and determined that the transaction was the best alternative to deliver compelling, immediate and certain value to Class A common stockholders. Upon the unanimous recommendation of the Special Committee, which led the review and negotiation of the transaction, Utz’s Board of Directors approved the transaction unanimously of all voting.

“This transaction is a great outcome for Class A common stockholders,” said Craig D. Steeneck, Chair of the Special Committee. “Following Intersnack’s approach, the Special Committee thoroughly reviewed the proposal with the assistance of its advisors and determined that this premium, all-cash transaction provides immediate and compelling value for Class A common stockholders.”

Transaction Details

The transaction will be financed by a combination of approximately $920 million cash from Intersnack Group, borrowings under a new $1.1 billion term loan facility, borrowings under a new $250 million ABL facility, rollover equity by the Rice and Lissette Family and a reinvestment by the Rice and Lissette Family of a portion of the proceeds from the $44 million settlement of the Company’s tax receivable agreement in connection with the transaction.

The transaction is expected to close in the fourth quarter of 2026, subject to the satisfaction of regulatory and other conditions, including approval by the holders of a majority of the Company’s outstanding common stock and the holders of a majority of the votes cast by disinterested stockholders of the Company.

The Rice and Lissette Family, Dylan Lissette and certain of their affiliates have entered into an agreement pursuant to which they have committed to vote shares representing approximately 42% of Utz’s common stock in favor of the transaction.

Following the closing of the transaction, the Rice and Lissette Family and Intersnack Group will each own 50% of Utz, Dylan Lissette will assume the role of Executive Chair of Utz and Utz common stock will no longer be listed on the NYSE.

Second Quarter 2026 Earnings Conference Call Update

Utz plans to release its financial results for the second quarter of 2026 on August 5, 2026. Given the announced transaction, the Company will not host an earnings conference call or issue an earnings presentation or prepared remarks.

Advisors

Special Committee and Company:

Citi is lead financial advisor, serving as exclusive financial advisor to the Special Committee of Utz. Sidley Austin LLP is serving as legal counsel to the Special Committee of Utz. RBC Capital Markets is serving as a financial advisor to Utz.

The Rice and Lissette Family:

Sageworth is serving as financial advisor to the Rice and Lissette Family, and Cozen O’Connor is serving as legal counsel to the Rice and Lissette Family.

Intersnack Group:

BofA Securities is serving as exclusive financial advisor to Intersnack Group as well as providing committed debt financing to support the transaction. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Intersnack Group.

About Utz Brands, Inc.

Utz Brands, Inc. (NYSE: UTZ) manufactures a diverse portfolio of savory snacks through popular brands, including Utz®, On The Border® Chips & Dips, Zapp’s®, and Boulder Canyon®, among others. After over a century with a strong family heritage, Utz continues to have a passion for exciting and delighting consumers with delicious snack foods made from top-quality ingredients. Utz’s products are distributed nationally through grocery, mass merchandisers, club, convenience, drug, and other channels. Based in Hanover, Pennsylvania, Utz has multiple manufacturing facilities across the U.S. to serve its growing customer base. For more information, please visit www.utzsnacks.com or call 1-800-FORSNAX.

Investors and others should note that Utz announces material financial information to its investors using its Investor Relations website, U.S. Securities and Exchange Commission (the “Commission”) filings, press releases, public conference calls, and webcasts. Utz uses these channels, as well as social media, to communicate with our stockholders and the public about the Company, the Company’s products, and other Company information. It is possible that the information that Utz posts on social media could be deemed to be material information. Therefore, Utz encourages investors, the media, and others interested in the Company to review the information posted on the social media channels listed on Utz’s Investor Relations website.

About Intersnack Group

With nearly 60 years’ experience, Intersnack Group is one of the leading snack manufacturers in Europe and Oceania. They have grown continuously in recent years, both organically and through acquisition, becoming a market leader in savory snacks. They now employ around 14,500 people worldwide and have operations in 31 countries across Europe as well as in Asia, Australia and New Zealand. Intersnack generated sales of around $5 billion in 2025. Intersnack is passionate about enriching lives with great tasting snacks, making everything from potato chips and nuts to baked snacks and specialties. Their many famous local and international brands include consumer favorites such as funny-frisch, Chio, POM-BEAR, Estrella, Hula Hoops, McCoy’s, Tayto, Tyrrells, Vico, Griffin’s and Whole Earth, among others.

For details, please visit the company’s website https://www.intersnackgroup.com.

Investor Contact

Utz Brands, Inc.

Trevor Martin

tmartin@utzsnacks.com

Media Contact

Jed Repko / Richard M. Goldman / T.J. O’Sullivan

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

UtzMedia@joelefrank.com

Utz Brands, Inc.

Colleen Farley

Cfarley@utzsnacks.com

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute a solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, whereby the Company would become an indirect wholly-owned subsidiary of Intersnack Group GmbH & Co. KG. The Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of stockholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the stockholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://investors.utzsnacks.com/investors.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth (i) in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting of stockholders of the Company, filed with the SEC on March 12, 2026 (available here), including under the sections “Proposal No. 1: Election of Directors”, “Directors of Utz Brands, Inc.”, “Executive Officers of Utz Brands, Inc.”, “Corporate Governance”, “Executive and Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions” and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by the Company with the SEC on May  28, 2026 (available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “projects,” “seeks,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from the forward-looking statements in this document due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approvals and the receipt of necessary regulatory approvals, on the timeline expected, or at all; (iii) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations of the Company; (iv) potential difficulties maintaining relationships with or otherwise retaining employees, independent operators, suppliers or customers as a result of the announcement and pendency of the proposed transaction; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) legal proceedings, including those that may be instituted against the Company, members of the Company’s Board of Directors, the Company’s executive officers or others following the announcement of the proposed transaction; (vii) risks regarding the failure of Intersnack Group GmbH & Co. KG to obtain the financing to complete the proposed transaction; and (viii) legislative, regulatory and economic developments. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.